UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) October 7, 2021
BRICKELL BIOTECH, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-21088	93-0948554
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5777 Central Avenue
Suite 102
Boulder, CO 80301
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (720) 505-4755
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	BBI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.
Brickell Biotech, Inc. (the “Company”) plans to hold a conference call and webcast on October 7, 2021, to discuss the positive topline results, achieving statistical significance on all primary and secondary endpoints, from its U.S. Phase 3 pivotal Cardigan I and Cardigan II clinical studies of sofpironium bromide gel, 15% in primary axillary (underarm) hyperhidrosis patients. An investor presentation that the Company will refer to during the conference call is furnished as Exhibit 99.1 to this report.
The information in this Item 7.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

99.1	Investor presentation dated October 7, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
Cautionary Note Regarding Forward-Looking Statements
Any statements made in this document and its attachment relating to future financial, business and/or research and clinical performance, conditions, plans, prospects, trends, or strategies and other such matters, including without limitation, the anticipated timing, scope, design and/or results of ongoing and future pre-clinical and clinical trials, intellectual property rights, including the validity, term and enforceability of such, the expected timing and/or results of regulatory applications and approvals, and size and prospects for commercializing any of Brickell’s product candidates, or research collaborations with its partners, including in Japan, Korea, the United States or any other country, are forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In addition, when or if used in this document and its attachment, the words “may,” “could,” “would,” “should,” “might,” “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “potential,” “look forward” and similar expressions and their variants, as they relate to Brickell or any of Brickell’s partners, may identify forward-looking statements. Brickell cautions that these forward-looking statements are subject to numerous assumptions, risks, and uncertainties, which change over time, often quickly and in unanticipated ways. Important factors that may cause actual results or events to differ materially from what are discussed in the forward-looking statements or known by historical experience include risks and uncertainties, including without limitation, research results and data that do not meet targets or expectations, ability to obtain adequate financing for product development, regulatory submissions and any commercialization, ability to maintain and enforce intellectual property rights, potential delays or alterations for any reason in product development and regulatory submission and reviews, changes in law or policy, regulatory agency feedback or requests, supply chain disruptions, unanticipated demands on cash resources, any disruption to its business caused by the current COVID-19 pandemic, interruptions, disruption or inability by Brickell or its partners to supply and commercialize research material and/or the product anywhere in the world, or obtain or retain adequate pricing or reimbursement, the outcome of Brickell’s current and planned preclinical and clinical trials, and other risks associated with developing and obtaining regulatory approval for and commercializing product candidates.
Further information on the factors and risks that could cause actual results to differ from any forward-looking statements are contained in Brickell’s filings with the United States Securities and Exchange Commission (SEC), which are available at https://www.sec.gov (or at https://www.brickellbio.com). The forward-looking statements represent the estimates of Brickell as of the date hereof only, and Brickell specifically disclaims any duty or obligation to update forward-looking statements.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 7, 2021	Brickell Biotech, Inc.

	By:	/s/ Robert B. Brown
	Name:	Robert B. Brown
	Title:	Chief Executive Officer